Sonic
Automotive
®
of Fort Myers
Beverly Hills BMW
TOM WILLIAMS LEXUS

1 Exhibit 99.2

•This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934.
•These forward-looking statements are not historical facts, but only predictions by our company and/or our company’s management.
•These statements generally can be identified by lead-in words such as
“believe,” “expect” “anticipate,” “intend,” “plan,” “foresee” and other similar words.  Similarly, statements that describe our company’s objectives, plans or goals are also forward-looking statements.
•You are cautioned that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Among others, factors that could materially adversely affect actual results and performance include those risk factors that are listed in Sonic
Automotive’s Form 8-K filed on May 28, 2009.
Cautionary Notice Regarding
Forward-Looking Statements

Second Quarter 2009 Earnings Review July 28, 2009

4 Sonic Automotive Q2 2009 Conference Call Topics • Quarter in Review • Financial Review • Operations Review • Closing Comments

Quarter in Review
Once again, posted strong operating results
Gained new vehicle market share
Record used retail volume
Improving service customer pay
Expanding fixed operations margins
SG&A costs reduced
Building on our solid foundation
Profitable, generated cash

Financial Review
(amounts in millions, except per share data)
Operating
Margin before
impairments
was 2.9%,
down 10bps
from last year
6/30/2009 6/30/2008
Revenue 1,392.6 $               1,796.6 $
Gross Profit 241.8 $                  282.4 $
Gross Margin 17.4% 15.7%
SG&A as %
of Gross Profit 79.7% 77.8%
Operating Margin 2.6% 3.0%
- excluding impairments 2.9%
Income from
Continuing Operations 3.1 $                    16.4 $
Diluted EPS from
Continuing Operations 0.07 $                    0.40 $
Diluted EPS from
Discontinued Operations (0.07) $                   (0.18) $
Three Months Ended

Operating Results - Q2 vs. Q1
Q1
2009
Q2
2009
Better /
(Worse)
6.8 $        5.6 $
- 3.8
4.9 10.6
1,266.9 $ 1,392.6 $ 9.9%
230.4 241.8 5.0%
192.4 192.8 (0.2%)
(amounts in millions)
Adjusted Pre-tax income calculated as follows:
As Reported
Impairment Charges
Non-cash Interest/Debt Restructure Costs
Quarter-to-quarter performance:
Revenues
Gross Profit
SG&A Expenses
Operating Income 30.4 36.5 20.1%
Pre-Tax Income - Adjusted 11.7 20.0 70.9%
SAAR 9.5 9.6 1.1%
11.7 $      20.0 $      Adjusted

Sequential Diluted Earnings per Share
(1)   Includes the impact of 12.2M shares related to the conversion feature on our new
6% notes as if these notes were outstanding and dilutive in both quarters.
Q1
2009
Q2
2009
As Reported 0.09 $ 0.07 $
Adjusted for Unusual Items 0.16 $ 0.26 $
Memo: Diluted Shares - Actual 40.3M 41.6M
Diluted Shares - Adjusted 52.5M 53.8M
Basic Shares 40.1M 41.0M
Adjusted for share Dilution (1)
0.14 $ 0.22 $

9 Debt Restructuring (amounts in millions) Face Value of Debt $85.6 Discount related to Embedded Derivatives 11.3* * Amortized over 16 months ($2-$3 million per quarter) Debt Discount

Debt Structure
(amounts in millions)
6/30/2009* 3/31/2009* 12/31/2008*
Revolver 80.0 $       99.9 $       70.8 $
5 1/4% Notes - 105.3 105.3
6 % Notes 85.6 - -
4 1/4% Notes 160.0 160.0 160.0
8 5/8% Notes 275.0 275.0 275.0
Falcon Notes 18.8 19.3 19.7
Mortgages Payable 112.3 113.2 114.1
Other 6.5 6.6 6.6
Total Debt 738.3 $    779.2 $    751.6 $
$41 million reduction since 3/31/09
$13 million reduction since 12/31/08
Total Floorplan 834.3 $    930.1 $    1,120.5 $
$96 million reduction since 3/31/09
$286 million reduction since 12/31/08
* Excludes debt discount/premium

11 Debt Covenants Covenant Actual Q2 2009 Liquidity Ratio >= 1.10 1.18 Fixed Charge Coverage Ratio >= 1.15 1.36 Secured Debt to EBITDA Ratio <= 2.25 1.63 Compliant with all covenants

Capital Spending
Q1 2009 Q2 2009
Projected
2009
Capital Spending
   Facility Improvement $14.6 $4.0 $48.7
   Maintenance Cap Ex 5.8 2.2 13.8
Total
$20.4 $6.2 $62.5
Memo: Mortgage Funding $0.0 $0.0 $40.2
Spending Contingent Upon Mortgage Funding
(amounts in millions)

10.6%
14.5%
13.5%
66.2%
67.2%
69.0%
Q2 2008 Q1 2009 Q2 2009
All Other Rent & Related
SG&A
Continuing Operations
83.5%
77.8%
79.7%
•Total SG&A
expenses were
down 12.2% or
$27 million from
the prior year
• Excluding rent,
all other cost was
down 100bps,
despite drop in
gross profit.
Substantial
reductions were
made in
essentially all
other categories

Operations Review
Our People
Results
Results
–
–
Q2
Q2
and
and
beyond
beyond
Associate engagement up
Execution improved
High productivity
Goal:
Goal:
Employer of Choice
Employer of Choice
=
Address Causes of
Turnover
Record Low Turnover
IMPROVED
PROFITABILITY

15 April May June South East Texas Central California Total Sonic* 57 136 52 Operations Review Sonic vs. Local Market * Bps difference between Sonic and the local market competition.

Operations Review
Used Vehicles
Q2 used to new ratio 1.01 – all time record
Preliminary July – retail unit volume up 20%
Q1:09 Q2:09
Change
Retail Volume 16,253 19,449 19.7%
YOY % better/(worse) (4.0)% 12.8%
Used Retail Margin 9.3% 8.0% (142) bps
Used to New Ratio 0.93 1.01 777 bps
Days Supply 29.4 29.7

Operations Review
Fixed Operations Revenue - Year-over-Year
Customer Pay Total Q2:
Luxury Imports 3.0%
Non Luxury Imports (1.9%)
Detroit 3 (6.6%)
(1.1%)
(1.1%)
(12.3%)
(3.3%)
(15.0%)
(9.0%)
(3.0%)
Customer Pay Warranty Internal Total

Operations Review
Fixed Operations Trend
Fixed Operations Trend
-1.0%
-0.5%
0.0%
0.5%
1.0%
1.5%
2.0%
(120)
(100)
(80)
(60)
(40)
(20)
0

Service CP
-0.4% 0.6% 1.5% 1.7%
Overall
Margin
(99) (20) (30) 51
Q3 08 Q4 08 Q1 09* Q2 09
*adjusted for business days
Pct chg.
Basis point chg.
Steady year-
over-year and
sequential
improvement
CP Revenue Growth Margin Change

Summary
The results speak for themselves
Great performance in a tough economic climate
Profitable and generating cash
Business is sound
Building operationally and culturally for the long term
We will continue to focus on:
Our people
Our strategies

20